UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
             Securities Exchange Act of 1934 Date of report (Date of
                            earliest event reported):
                         March 17, 2005 (March 15, 2005)

                    VOYAGER ENTERTAINMENT INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)
                                     Nevada
                          (State or Other Jurisdiction
                                of Incorporation)

         Nevada                          000-33151                45-0420093
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation                  File Number)          Identification No.)


4483 West Reno Avenue, Las Vegas, Nevada                      89118
(Address of Principal Executive Offices)                    (Zip Code)

        Registrant's Telephone Number, including area code (702) 221-8070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On March 17, 2005 Voyager issued a press release announcing the signing of a definitive joint venture agreement with Allied Investment House, Inc. to build a 600ft Observation Wheel in the United Arab Emirates. Allied Investment House, Inc. will provide 100% of the financing of an Observation Wheel in the UAE up to $150 million.

Voyager and Allied will form a UAE corporation in order for the transaction to be completed. Both Voyager (or its assigns) and Allied (or its assigns) will operate and govern the newly formed company. Voyager and Allied will jointly own the newly formed company.

Using "best efforts" within 180 days and depending on current prevailing market Conditions, Allied will cause the newly formed company to offer stock from the company in a public offering that will cause the company's stock to be traded on an internationally recognized stock exchange.

As a result of the signing of the agreement Voyager will be responsible for the management of the construction of the project and will receive a premium above and beyond the cost of building the project. There will be a management agreement which allows Voyager to contract a third party management company to perform day-to-day operations. Voyager will also receive a percentage of gross revenues from operations.

A copy of the Definitive Joint Venture Agreement between Allied and Voyager dated March 15, 2005 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of Voyager's press release dated March 18, 2005 is filed as exhibit 99.2 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

       (c)        Exhibit Number        Description
                  99.1                  Signed Definitive Joint Venture
                                        Agreement between Voyager and
                                        Allied Investment House
                  99.2                  Press release of Voyager Entertainment
                                        International, Inc.
                                        Dated March 17, 2005.


                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VOYAGER ENTERTAINMENT INTERNATIONAL, INC.
Date: March 17, 2005                   /s/ Richard L. Hannigan, Sr.
                                       ----------------------------
                                       Richard L. Hannigan, Sr.
                                       President and Chief Executive Officer